SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 12, 2003
                                  --------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------









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ITEM 5. OTHER ITEMS

     As further described in GM's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, on March 12, 2003, GM contributed 149.2 million shares of GM Class H common stock to certain of its U.S. employee benefit plans. In connection with the contribution, GM and United States Trust Company of New York, as trustee for the employee benefit plans, amended and restated their existing restated Registration Rights Agreement, dated July 1, 2000, and existing Transfer Agreement, dated June 12, 2000, and entered into other related agreements. The amended and restated Registration Rights Agreement and amended and restated Transfer Agreement provide various restrictions on the transfer of the shares of GM Class H common stock held by each of the employee benefit plans. In addition, the amended and restated Registration Rights Agreement provides the employee benefit plans certain rights to have their shares of GM Class H common stock registered under the Securities Act of 1933, as amended. This description is qualified by the amended and restated Registration Rights Agreement and related exhibits and the amended and restated Transfer Agreement, copies of which are attached as exhibits hereto.


EXHIBITS

Designation    Description                                     Method of Filing
-----------    -----------                                     ----------------
Exhibit 99.1   First Amended and Restated Registration Rights    Filed with
               Agreement by and among General Motors             this Report
               Corporation and U.S. Trust Company of New York, as Trustee of the General Motors Special Hourly
               Employees Pension Trust, as Trustee of the
               General Motors Special Salaried Employees
               Pension Trust and as Trustee of the Sub-Trust of the General Motors Welfare Benefit Trust dated as of March 12, 2003 (including the exhibits thereto)

Exhibit 99.2   First Amended and Restated Transfer Agreement by  Included in
               and among General Motors Corporation and U.S.     Exhibit 99.1
               Trust Company of New York, as Trustee of the
               General Motors Special Hourly Employees Pension
               Trust, as Trustee of the General Motors Special
               Salaried Employees Pension Trust and as Trustee of the Sub-Trust of the General Motors Welfare
               Benefit Trust dated as of March 12, 2003


                                      # # #


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                            (Registrant)
Date    March 20, 2003
        --------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)